UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2013

MEDICAL PROPERTIES TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-32559

Maryland	20-0191742
(State or other jurisdiction of incorporation or organization)	(I. R. S. Employer Identification No.)

1000 Urban Center Drive, Suite 501 Birmingham, AL	35242
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(205) 969-3755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

We held our annual meeting of stockholders on May 23, 2013 (the “2013 Annual Meeting”). At the 2013 Annual Meeting, our stockholders approved the 2013 Equity Incentive Plan (“2013 Plan”). Our 2013 Plan will replace the Second Amended and Restated 2004 Equity Incentive Plan (the “2004 Plan”). The 2013 Plan is substantially the same as the 2004 Plan and provides us the ability to grant various equity-based incentive awards to key employees, consultants and directors.

The material features of the 2013 Plan are as follows:

•

The maximum number of shares of common stock reserved and available for issuance under the 2013 Plan is the sum of (i) 6,900,000 newly authorized shares, plus (ii) the number of shares available for grant under the 2004 Plan immediately prior to the effective date of the 2013 Plan, plus (iii) shares underlying grants made under the 2004 Plan that are forfeited, cancelled or terminated (other than by exercise) in the future.

•

The award of stock options (both incentive and non-qualified), restricted common stock, unrestricted common stock, deferred stock units, stock appreciation rights, performance units and other stock-based awards is permitted.

•	Shares tendered or held back for taxes will not be added back to the reserved pool under the 2013 Plan.

•	The maximum number of shares of common stock which may be awarded to any one person during any one year is 5,000,000 shares.

•	Stock options may not be repriced without stockholder approval.

•	Stock options will no longer automatically vest if we experience a change of control.

•	The term of the 2013 Plan is for ten years from the date of stockholder approval.

A description of the 2013 Plan can be found in our definitive proxy statement on Schedule 14A for the 2013 Annual Meeting that was filed with the Securities and Exchange Commission on April 26, 2013 (the “Proxy Statement”) in the section entitled “Proposal 4: Approval of the Medical Properties Trust, Inc. 2013 Equity Incentive Plan,” which is incorporated herein by reference. This description is qualified in its entirety by reference to the 2013 Plan attached as an appendix to the Proxy Statement and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Medical Properties Trust, Inc. 2013 Equity Incentive Plan (Medical Properties Trust, Inc.’s Proxy Statement on Schedule 14A filed on April 26, 2013.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL PROPERTIES TRUST, INC.
(Registrant)

By:	/s/ R. Steven Hamner
R. Steven Hamner
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: July 15, 2013

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